Exhibit 10.9
LTP-97-007
Auction Consignment Contract
(Summary Translation)

Signed at : Beijing

Time of contract signing : 2004/12/17

Contract No. :

Consignor (Name) Beijing Bao Rui Credit Guaranty Co.,Ltd Auctioneer (Name) Shanddong Yinxing Auction Co.,Ltd.

Adress: No. 88, Jian Guo Road, Chaoyang District, Beijing Adress: 8th Floor, No.3, He Ping Road, Jinan, Shandong

Phone : 85680707      Post Code                         Phone: 0531-08922881                      Post Code: 250014

According to the Auction Law of the People’s Republic of China and other relevant laws and regulations, the above two parties have entered into this contract through friendly negotiations.

1. Name, specification, quantity and quality of the Lot

1.1. Name of Lot: One set of CBOPET production line, film dividing and cutting machine; re-granulation system; twin-screw extruder;

1.2. Specification of Lot: On-line casting machine; polymerizing pot.

1.3. Quantity of Lot: Details to be provided later as attachment

1.4. Quality of Lot:

(If the Lot has many names and involves large quantity, and their specification and quality vary, the Lot List of the Auction Consignment Contract (Movable Property) and the Lot List of the Auction Consignment Contract (Immovable Property) may be filled. The lists are part of this provision, and have full legal force).

2. Floor Price proposed by Consignor: RMB118,795,895.70元

3. Time and place of auction:

Time of auction: Morning, December 28, 2004             Place of auction: Jinan

4. Time and method of delivering or transferring the Lot: Deliver to the Buyer by the Consignor on the same day of the completion of the auction.

5. Commissions and its payment terms: RMB480,000, deduct from the bid bond within 3 days of the completion of the auction. Auctioneer to issue invoice.

6. Sale price and its payment terms: After the completion of the auction, the Buyer shall pay the sale price to the Auctioneer, who in turn shall transfer the sale price to the Consignor.

7. Liability for breach of contract:  shall be governed by the Contract Law and the Auction Law.

8. Resolution of disputes: Through negotiations

9. Other issues agreed by both parties:

10. Consignor shall provide copies of the certificate and associated documents of Lot.

11. Consignor shall provide certificate of right of disposal of Lot.

Consignor (Seal):	Auctioneer (Seal)	Opinion by Verification Agency:

Legal Representative:	Legal Representative:

Agent:	Agent:	Issuer:

Bank:	Bank:

Bank Account:	Bank Account:

December 17, 2004	December 17, 2004	Date: